UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

            Date of Report (Date of earliest reported): June 4, 2008

                          FEARLESS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


      Nevada                        000-52159                     20-3155365
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(State or other jurisdiction    (Commission File No.)          (IRS Employer ID)
   of incorporation)

                972 Lincoln Road, Suite 200, Miami, Florida 33139
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              (Address of principal executive offices and Zip Code)

                                 (305) 674-1211
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         The information called for under this Item 1.01 is incorporated by reference to Item 8.01 to the extent required by this item 1.01.

ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION

         The information called for under this Item 2.03 is incorporated by reference to Item 8.01 to the extent required by this item 2.03.

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

         The information called for under this Item 2.04 is incorporated by reference to Item 8.01 to the extent required by this item 2.04.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         The information called for under this Item 3.02 is incorporated by reference to Item 8.01 to the extent required by this item 3.02.


ITEM 8.01         OTHER EVENTS

         On June 4, 2008 we entered into an agreement with Midsummer Ventures, LP ("Midsummer") and Mahoney Associates, Inc. ("Mahoney" and collectively, the "Investors"), pursuant to which the Investors agreed to extend until July 24, 2008 the maturity date of the Secured Promissory Notes ("Notes") issued by us on November 15, 2007. In consideration for the foregoing, we paid a forbearance fee in the aggregate amount of $30,000, increased the aggregate principal amount of the Notes from $720,000 to $855,000, agreed to pay the Investors a specified portion of certain cash proceeds we receive, and agreed to issue to the Investors an aggregate of 2,000,000 shares of our common stock.

         As the Investors are accredited investors, the issuance of such securities was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to, among other things, Section 4(2) thereunder.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT NO.             DESCRIPTION OF EXHIBIT

10.6                    Letter Agreement between Fearless, Midsummer and Mahoney

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FEARLESS INTERNATIONAL, INC.



Dated:  June 6, 2008         By:     /s/ Charles De Angelo
                                     -------------------
                                      Charles De Angelo
                                      Chief Operating Officer